                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


MONTHLY OPERATING REPORT FOR MONTH ENDING:                               1/31/98
                                                                         -------

COMES NOW, MOLTEN METAL TECHNOLOGY, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing ####### and ending ####### as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

     X   Monthly Reporting Questionnaire (Attachment 1)
  -------
     X   Comparative Balance Sheets (Forms OPR-1 and OPR-2)
  -------
     X   Summary of Accounts Receivable (Form OPR-3)
  -------
     X   Schedule of Post-Petition Liabilities (Form OPR-4)
  -------
     X   Income Statement (Form OPR-5)
  -------
     X   Statement of Sources and Uses of Cash (Form OPR-6)
  -------

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date: 2/25/98                     DEBTOR-IN-POSSESSION
      -------
                                  By:
                                                   /s/ F. Gordon Bitter
                                                   -----------------------------
                                  Name & Title:    F. Gordon Bitter, CEO & CFO
                                                   Molten Metal Technology, Inc.
                                                   400-2 Totten Pond Road
                                                   Waltham, MA 02109
                                                   Telephone:    781-487-7600

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE: MOLTEN METAL TECHNOLOGY, INC.                      CASE NO.: 97-21385-CJK
        DEBTOR                                            JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


                      NOTE TO THE MONTHLY OPERATING REPORT:


     Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                      COMPARATIVE BALANCE SHEETS                      FORM OPR-1

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                         FILING         MONTH        MONTH        MONTH  MONTH  MONTH  MONTH  MONTH
                                                          DATE          ENDED        ENDED        ENDED  ENDED  ENDED  ENDED  ENDED
                                                       12/03/1997    12/31/1997   01/31/1998
                                                       -----------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                      4,893,869     6,713,407    4,953,236
Other negotiable instruments (i.e.  CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                    1,094,993       891,484      451,441
Less:   allowance for doubtful accounts
Accounts Receivable-Other                                   336,181       662,994      673,987
Accounts Receivable-Intercompany
Inventory, at cost                                        3,032,515     1,832,965    1,832,965
Prepaid expenses                                          2,994,736     3,276,848    3,447,882
Deposits                                                    141,546       119,455      181,446
Other:
            Investment in Nichimen Joint Venture            433,739       433,739      433,739
            Investment in MMT of Tennessee                       10            10           10
            Investment in MMT Federal Holdings                1,000         1,000        1,000
            Long Term Notes Receivable                    1,806,950     1,806,950    1,806,950
            Restricted Cash Collateral Deposits           3,706,433     3,715,479    3,724,480


                                                       -----------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                     18,441,972    19,454,331   17,507,136      0      0      0      0      0
                                                       -----------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                   86,181,337    86,206,483   86,347,343
Less:  Accumulated Depreciation                         (21,105,234)  (21,693,189) (22,282,884)

                                                       -----------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                        65,076,103    64,513,294   64,064,459      0      0      0      0      0
                                                       -----------------------------------------------------------------------------

OTHER ASSETS (Itemized if value exceeds
            10% of "Total Assets")
            Intangible Assets                            11,221,338    11,220,787   11,245,697                    0
            Less:  Accumulated Amortization              (1,765,428)   (1,783,197)  (1,801,012)

                                                       -----------------------------------------------------------------------------
TOTAL OTHER ASSETS                                        9,455,910     9,437,590    9,444,685      0      0      0      0      0
                                                       -----------------------------------------------------------------------------

TOTAL ASSETS                                             92,973,985    93,405,215   91,016,280      0      0      0      0      0
                                                       ============================================================================

                      COMPARATIVE BALANCE SHEETS                      FORM OPR-2

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                       FILING         MONTH          MONTH        MONTH  MONTH  MONTH  MONTH  MONTH
                                                        DATE          ENDED          ENDED        ENDED  ENDED  ENDED  ENDED  ENDED
                                                     12/03/1997    12/31/1997     01/31/1998
                                                     -------------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                           5,260,000      7,000,000
Unsecured Debt-Intercompany Obligations due to cash
            transfers in Post Petition Operations                      (1,183,624)    (2,201,140)
Unsecured Debt-Obligations incurred in Post Petition
            Operations (See Form OPR-4)                                 3,076,569      1,960,397

                                                     -------------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                   0     7,152,945      6,759,257   0      0      0      0      0

PRE PETITION INTERCOMPANY LIABILITIES                  (126,615,241) (126,615,241)  (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                         11,151,728     9,342,638      9,165,259
TOTAL OTHER PRE PETITION LIABILITIES                    198,513,032   198,221,086    199,232,030
                                                     -------------------------------------------------------------------------------

TOTAL LIABILITIES                                        83,049,519    88,101,428     88,541,305   0      0      0      0      0
                                                     -------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)                                                       (88,101,428)

Preferred Stock                                          15,874,471    16,793,713     17,319,518
Common Stock                                                237,810       237,810        237,810
Paid in Capital                                         170,893,690   170,893,690    170,893,690
Valuation Allowance                                           9,683        11,636            217
Dividends Paid                                           (4,343,230)   (5,262,472)    (5,788,277)
Treasury Stock                                           (1,251,319)   (1,251,319)    (1,251,319)
Deferred Compensation                                      (127,137)     (120,489)      (113,842)
Retained Earnings
            Through Filing Date                        (171,369,502) (171,362,447)  (171,362,447)
            Post Filing Date                                           (4,636,335)    (7,460,375)

                                                     -------------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                      9,924,466     5,303,787      2,474,975   0      0      0      0      0
                                                     -------------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY               92,973,985    93,405,215     91,016,280   0      0      0      0      0
                                                     ===============================================================================

                      SCHEDULE OF POST ACCOUNTS RECEIVABLE            FORM OPR-3

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                                   0-30           31-60        61-90         OVER
                                                                   TOTAL           DAYS           DAYS         DAYS         90 DAYS
                                                                 -------------------------------------------------------------------

DATE OF FILING:   12/03/1997                                      1,094,993       818,022        66,192       42,053        168,726
                  Allowance for doubtful accounts                  (150,000)                                               (150,000)
                                                                --------------------------------------------------------------------
                                                                    944,993       818,022        66,192       42,053         18,726
                                                                ====================================================================

MONTH:            12/31/1997                                        891,484             8       680,697            0        210,779
                  Allowance for doubtful accounts                         0
                                                                --------------------------------------------------------------------
                                                                    891,484             8       680,697            0        210,779
                                                                ====================================================================

MONTH:            01/31/1998                                        451,441             0             9      240,654        210,778
                  Allowance for doubtful accounts                         0
                                                                --------------------------------------------------------------------
                                                                    451,441             0             9      240,654        210,778
                                                                ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                                --------------------------------------------------------------------
                                                                          0             0             0            0              0
                                                                ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                                --------------------------------------------------------------------
                                                                          0             0             0            0              0
                                                                ====================================================================

MONTH:                                                                    0
                  Allowance for doubtful accounts                         0
                                                                --------------------------------------------------------------------
                                                                          0             0             0            0              0
                                                                ====================================================================

MONTH:
                  Allowance for doubtful accounts
                                                                --------------------------------------------------------------------
                                                                          0             0             0            0              0
                                                                ====================================================================

                      SUMMARY OF POST PETITION LIABILITIES            FORM OPR-4

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                            DATE           DATE            TOTAL     0-30    31-60   61-90     OVER
                                                          INCURRED         DUE              DUE      DAYS    DAYS    DAYS    90 DAYS
                                                          --------------------------------------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                             NONE
            FICA-Employer's Share                                                            NONE
            FICA-Employee's Share                                                            NONE
            Unemployment Tax                                                                 NONE
            State Sales & Use Tax                                                            NONE
            State __________ Tax                                                             NONE
            Personal Property Tax                                                            NONE

                                                                                       ---------------------------------------------
TOTAL TAXES PAYABLE                                                                             0      0       0      0         0
                                                                                       ---------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens
              Waterfall Financing                         Various-January  03/04/1998   7,000,000

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens
              Waterfall Financing

                                                                                       ---------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                        7,000,000      0       0      0         0
                                                                                       ---------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached
              schedules)                                                                  937,752
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability
              incurred, but not invoiced as of the
              end of the period and deferred obligations.                               1,022,645

                                                                                       ---------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                    1,960,397      0       0      0         0
                                                                                       ---------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                                     8,960,397      0       0      0         0
                                                                                       =============================================

                                INCOME STATEMENT                      FORM OPR-5

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                          PRE        POST        MONTH      MONTH   MONTH  MONTH MONTH  MONTH  MONTH
                                                       PETITION    PETITION      ENDED      ENDED   ENDED  ENDED ENDED  ENDED  ENDED
                                                      12/03/1997  12/31/1997  01/31/1998
                                                      ------------------------------------------------------------------------------
NET REVENUE (INCOME)                                              1,871,483            0
                                                      ------------------------------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                      1,154,821      868,277
            Less:  Salaries & wages capitalized
              in fixed assets                                                          0
            Benefits                                                489,984      226,464
            Bad debt expense                                                           0
            Cost of goods sold                                    1,200,000      (20,833)
            Decontamination & disposal                                            18,888
            Disposal costs-secondary wastes                         145,779     (100,000)
            Financing costs                                         212,000        9,000
            Insurance                                                98,733       94,603
            Legal services                                                             0
            Materials                                               391,707       70,359
            Office expense & supplies                                   248       (7,193)
            Other                                                     4,393       57,436
            Outside services                                        369,073      143,619
            Professional services                                 1,073,857      (99,264)
            Rent-equipment                                           73,365        1,759
            Rent-office/buildings                                   260,103      307,269
            Supplies-processing                                                  (15,755)
            Taxes                                                    79,546       23,100
            Telephone                                               123,714       34,394
            Transportation                                            3,355       20,000
            Travel & entertainment                                   20,585       50,206
            Utilities                                               200,831        3,345

                                                       -----------------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                  0       5,902,094    1,685,674      0       0      0     0      0      0
                                                       -----------------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES              0      (4,030,611)  (1,685,674)     0       0      0     0      0      0
                                                       -----------------------------------------------------------------------------

INTEREST EXPENSE                                                                  90,855
DEPRECIATION AND AMORTIZATION                                       605,724      607,511
INCOME TAX EXPENSE (BENEFIT)                                                           0
REORGANIZATION EXPENSE                                                           440,000
OTHER (INCOME) EXPENSE                                                                 0
(GAIN) LOSS ON SALE OF ASSETS                                                          0
                                                       -----------------------------------------------------------------------------

NET INCOME (LOSS)                                         0      (4,636,335)  (2,824,040)     0       0      0     0      0      0
                                                       =============================================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6

Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                             TOTAL
                                     PRE        POST         MONTH        MONTH         MONTH       MONTH       MONTH        MONTH
                                  PETITION    PETITION       ENDED        ENDED         ENDED       ENDED       ENDED        ENDED
                                  12/1-12/2  12/3-12/31   12/31/1997    01/31/1998
                                 --------------------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                           (4,636,335)  (4,636,335)  (2,824,040)

Adjustments to Reconcile
Net Earnings to Net Cash Provided
(Used) by Operating Activities:
  Depreciation & Amortization                    605,724      605,724      607,510
  Decrease (Increase)
   -Accounts Receivable                         (123,304)    (123,304)     429,050
  Decrease (Increase)
   -Inventories                                1,199,550    1,199,550            0
  Decrease (Increase)
   -Prepaid Expenses                            (282,112)    (282,112)    (171,034)
  Decrease (Increase)
   -Other Assets                                  13,596       13,596      (95,902)
  Increase (Decrease)
   -Pre Petition Liabilities                    (291,946)    (291,946)   1,010,944
  Increase (Decrease)
   -Post Petition Liabilities                  1,892,945    1,892,945   (2,133,688)
  Increase (Decrease)
   -Deferred Revenue                          (1,809,090)  (1,809,090)    (177,379)

                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) by
 Operating Activities                         (3,430,972)  (3,430,972)  (3,354,539)          0           0           0          0
                                 --------------------------------------------------------------------------------------------------


Cash Flows Used in
Investing Activities
  Capital Expenditures                           (25,146)     (25,146)    (140,860)
  Sale of Net Fixed Assets
                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
 Investing Activities                            (25,146)     (25,146)    (140,860)          0           0           0          0
                                 --------------------------------------------------------------------------------------------------


Cash Flows From Financing
Activities:
  Increase (Decrease)
   -Morgens Waterfall                          5,260,000    5,260,000    1,740,000
  Increase (Decrease)
   -Shareholder Valuations                        15,656       15,656       (4,772)

  Purchase of Treasury Stock
   -Preferred Shares

                                 --------------------------------------------------------------------------------------------------
Net Cash Provided (Used) in
 Financing Activities                0         5,275,656    5,275,656    1,735,228           0           0           0          0
                                 --------------------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                0         1,819,538    1,819,538   (1,760,171)          0           0           0          0

Cash and Cash Equivalents at
 Beginning of Period                           4,893,869    4,893,869    6,713,407   4,953,236   4,953,236   4,953,236  4,953,236
                                 --------------------------------------------------------------------------------------------------


Cash and Cash Equivalents at
 End of Period                       0         6,713,407    6,713,407    4,953,236   4,953,236   4,953,236   4,953,236  4,953,236
                                 ==================================================================================================

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                            MONTH ENDED: 1/31/98
                                                                         -------

                                                                          PAGE 1

1.   PAYROLL

     State the amount of all executive wages paid and taxes withheld and paid.

     Name and Title of                                           Date                  Wages Paid               Taxes Withheld
     Executive                                                   Paid             Gross          Net           Due           Paid
     --------------------------                            ------------------------------------------------------------------------
     H. W. Arrowsmith, VP Nuclear Sales & Marketing         1/9 & 1/23/98         17,308         9,996        5,439          5,439
     Eugene Berman, VP, Regul, Legal, & Extern Aff          1/9 & 1/23/98         13,354         7,400        5,067          5,067
     F. Gordon Bitter, CEO & CFO, Director                  1/9 & 1/23/98         17,308        10,206        6,997          6,997
     Steven Brien, VP, Chemical Sales & Marketing           1/9 & 1/23/98         12,308         7,109        4,325          4,325
     Victor E. Gatto, Jr., VP, Government Markets           1/9 & 1/23/98         13,862        12,348        1,352          1,352
     David Hoey, V,P Business Development                   1/9 & 1/23/98         12,308         8,022        4,126          4,126
     F. James Howie, III, VP, Procurement                   1/9 & 1/23/98         10,240         7,186        2,901          2,901
     Ethan E. Jacks, VP, General Counsel, Secretary         1/9 & 1/23/98         12,694         3,901        4,397          4,397
     James E. Johnston, VP, Technical Development           1/9 & 1/23/98         10,791         5,743        3,827          3,827
     Leonard Leal, VP, Industrial Sales                     1/9 & 1/23/98         13,101         5,947        6,149          6,149
     Elliot J. Mark, Assistant Secretary                    1/9 & 1/23/98          6,558         3,893        2,314          2,314
     Kathy Santoro, VP, Human Resources                     1/9 & 1/23/98          8,804         5,246        2,854          2,854
     Charles W. Shaver, President & COO, Director           1/9 & 1/23/98         19,615        11,449        7,239          7,239

                                                                            -------------------------------------------------------

     TOTAL EXECUTIVE PAYROLL                                                     168,251        98,446       56,987         56,987
                                                                            =======================================================


2. INSURANCE
     Is Workers' Compensation and other insurance in effect?                Yes
                                                                           -----
     Are payments current?                                                  Yes
                                                                           -----
     If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                          DATE
                          COVERAGE    POLICY    EXPIRATION   PREMIUM    COVERAGE
TYPE    CARRIER NAME       AMOUNT     NUMBER       DATE       AMOUNT   PAID THRU
--------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE
                  ---------------------------------------------

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE


Case Name:     MOLTEN METAL TECHNOLOGY, INC.
Case Number:   97-21385-CJK


                                                                          PAGE 2

3.  BANK ACCOUNTS

                                            MMT           MMT                                   ALEX         OPPEN-
                                         OPERATING      PAYROLL                                 BROWN        HEIMER          TOTAL
                                      ----------------------------------------------------------------------------------------------
                                                                                 ROPES &        ALEX         OPPEN-
Bank Name                                U.S. TRUST    U.S. TRUST                  GRAY         BROWN        HEIMER

Account Number                           1100937836    1100937844                               210-71007    033-82238


BEGINNING BOOK BALANCE                    3,654,690        37,247                 403,705           6,543    2,611,222    6,713,407
                                                                                                                                  0
PLUS:       Deposits-Collections of A/R     875,456                                                                         875,456
            Other Receipts                   70,259                                                                          70,259
            Loan Advances                 2,237,198                                                                       2,237,198
                                                                                                                                  0
LESS:       Disbursements                (3,957,371)                             (234,501)                               (4,191,872)
            Payroll                             606      (795,494)                                                         (794,888)
            Returned Checks                                                                                                       0
            Loan Repayments                       0                                                                               0
                                                                                                                                  0
OTHER:      Adjustments                      66,978       (23,302)                                                           43,676
            Transfers In (Out)             (795,000)      795,000                                                                 0

                                      ----------------------------------------------------------------------------------------------

ENDING BOOK BALANCE                       2,152,816        13,451          0      169,204           6,543    2,611,222    4,953,236
                                      ==============================================================================================

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

       Payments To/On                                             Amount          Date        Check #
       --------------------------                            --------------------------------------------
       Professionals (attorneys, accountants, etc.):








                                                             -----------------
                                                                            0
                                                             =================

       PRE-PETITION DEBTS
       Payment of pre-petition salaries & wages                       144,801   Various    Included in regular payroll runs
       Payment of pre-petition vacation claims                         92,479   Various    Included in regular payroll runs
       Payment of pre-petition employee expense
                      reimbursements                                   79,948   Various

                                                             -----------------
       Total payments of pre-petition debts                           317,228   (NOTE:  See attached schedule)
                                                             =================

                                                                       Exhibit D

                         INSURANCE EXPIRATION STATEMENT

                                                        INSURANCE      COVERAGE      POLICY    EXPIRATION     PREMIUM       COVERAGE
CARRIER NAME AND ADDRESS              TYPE                AGENT         AMOUNT       NUMBER       DATE         AMOUNT      PAID THRU
------------------------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED






     I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


     Date:   2/25/98
          ----------------

                                         Molten Metal Technology, Inc


                                         By:   /s/ F. Gordon Bitter
                                              --------------------------------
                                              F. Gordon Bitter
                                              Chief Executive Officer


                                         MMT of Tennessee, Inc.


                                         By:   /s/ F. Gordon Bitter
                                              --------------------------------
                                              F. Gordon Bitter
                                              Vice Presient


                                         M4 Environmental, L.P.,


                                         By:   /s/ F. Gordon Bitter
                                              --------------------------------
                                              M4 Environmental Managment, Inc.
                                              General Partner


                                         By:   /s/ F. Gordon Bitter
                                              --------------------------------
                                              F. Gordon Bitter
                                              Vice Presient


                                         MMT Federal Holdings, Inc.


                                         By:   /s/ F. Gordon Bitter
                                              --------------------------------
                                              F. Gordon Bitter
                                              Vice Presient